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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-20915) and Form S-8 (Nos. 333-20961, 333-34987,
333-66227, 333-40298 and 333-100482) of Abington Bancorp, Inc. of our report dated May 14, 2003 relating to the financial statements as of December 31, 2002 and 2001, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 14, 2003